Exhibit 23.2

              [Letterhead of MCDONNELL BOEHNEN HULBERT & BERGHOFF]

                                 March 28, 2000

Hybridon, Inc.
155 Fortune Blvd.
Milford, MA 01757

                     RE: Hybridon, Inc. -- Form 10-K Consent

      Dear Sirs:

      McDonnell, Boehnen, Hulbert & Berghoff hereby consents to the reference to our firm under the section "Patents, Trade Secrets and Licenses" included in the Hybridon, Inc., Annual Report on Form 10-K for the year ended December 31, 1999.

                                                      Very truly yours,

                                                 /s/ Michael S. Greenfield
                                                    Michael S. Greenfield